Exhibit 5.2

Noble Finance Company

c/o Maples Corporate Services Limited

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

Noble Finance Company

We have acted as counsel as to Cayman Islands law to Noble Finance Company (the “Company”), Noble Cayman SCS Holding Ltd (“Noble Cayman SCS”), Noble Drilling (TVL) Ltd. (“Noble Drilling TVL”), Noble International Finance Company (“NIFC”), Noble Resources Limited (“NRL”), Noble Rig Holding 2 Limited (“Noble Rig Holding 2”), Noble Rig Holding I Limited (“Noble Rig Holding 1”), Noble SA Limited (“Noble SA”), Noble Services International Limited (“NSIL” and, together with Noble Cayman SCS, Noble Drilling TVL, NIFC, NRL, Noble Rig Holding 2, Noble Rig Holding 1 and Noble SA, each a “Guarantor” and together, the “Guarantors”) in connection with the Company’s issue of 11%/ 13%/ 15% Senior Secured PIK Toggle Notes due 2028 (the “Notes”), including the Notes issued on 5 February 2021 (the “Initial Notes”) and additional Notes that may be issued if interest on the Notes is paid in kind through maturity (the “PIK Notes”), pursuant to the Indenture (the “Indenture”) dated as of 5 February 2021 between the Company, the Guarantors and U.S. Bank National Association, as trustee and noteholder collateral agent.

Under the Indenture, the Guarantors guarantee, in general terms, the principal of, premium, if any, interest on and all other payment obligations of the Company due under the Indenture and the Notes (the “Guarantee”). The Notes and the Guarantee will be registered on a Registration Statement on Form S-1 (the “Registration Statement”), filed by the Company and the Guarantors with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

We understand that Baker Botts L.L.P., United States counsel to the Company and the Guarantors, will deliver its opinion relating to the Notes to be delivered under the Registration Statement.

1     Documents Reviewed

We have reviewed originals, copies, drafts or conformed copies of the following documents:

1.1

The Certificate of Incorporation of the Company dated 12 February 2002, the Certificate of Incorporation on Change of Name of the Company dated 7 January 2021 and the Amended and Restated Memorandum and Articles of Association of the Company adopted on 30 March 2009, as amended by those certain special resolutions of the Company passed on 7 January 2021 and 5 February 2021 (the “Company Memorandum and Articles”);

1.2

The Certificate of Incorporation and Memorandum and Articles of Association of Noble Cayman SCS as registered or adopted on 19 January 2017, as amended by special resolutions passed on 5 February 2021 (the “Noble Cayman SCS Memorandum and Articles”)

1.3

The Certificate of Incorporation of Noble Drilling TVL dated 6 February 1998 and the Amended and Restated Memorandum and Articles of Association of Noble Drilling TVL adopted on 22 February 2013, as amended by special resolutions passed on 5 February 2021 (the “Noble Drilling TVL Memorandum and Articles”);

1.4

The Certificate of Incorporation of NIFC dated 14 August 1997 and the Amended and Restated Memorandum and Articles of Association of NIFC adopted on 22 February 2013, as amended by special resolutions passed on 5 February 2021 (the “NIFC Memorandum and Articles”);

1.5

The Certificate of Incorporation of NRL dated 17 January 2013 and the Amended and Restated Memorandum and Articles of Association of NRL adopted on 25 March 2013, as amended by special resolutions passed on 5 February 2021 (the “NRL Memorandum and Articles”);

1.6

The Certificate of Incorporation of Noble Rig Holding 2 dated 28 November 2018 and the Memorandum and Articles of Association of Noble Rig Holding 2 adopted on 28 November 2018, as amended by special resolutions passed on 5 February 2021 (the “Noble Rig Holding 2 Memorandum and Articles”);

1.7

The Certificate of Incorporation of Noble Rig Holding 1 dated 16 August 2018 and the Memorandum and Articles of Association of Noble Rig Holding 1 adopted on 16 August 2018, as amended by special resolutions passed on 5 February 2021 (the “Noble Rig Holding 1 Memorandum and Articles”);

1.8

The Certificate of Incorporation of Noble SA dated 28 December 2016 and the Memorandum and Articles of Association of Noble SA adopted on 28 December 2016, as amended by special resolutions passed on 5 February 2021 (the “Noble SA Memorandum and Articles”);

1.9

The Certificate of Incorporation of NSIL dated 17 January 2013 and the Amended and Restated Memorandum and Articles of Association of NSIL adopted on 22 August 2014, as amended by special resolutions passed on 5 February 2021 (the “NSIL Memorandum and Articles” and, together with the Noble Cayman SCS Memorandum and Articles, the Noble Drilling TVL Memorandum and Articles, the NIFC Memorandum and Articles, the NRL Memorandum and Articles, the Noble Rig Holding 2 Memorandum and Articles, the Noble Rig Holding 1 Memorandum and Articles and the Noble SA Memorandum and Articles, the “Guarantors’ Memorandum and Articles” and, for each Guarantor, the “Guarantor Memorandum and Articles”).

1.10

The written resolutions of the board of directors of the Company dated 5 February 2021 (the “Company Resolutions”) and the corporate records of the Company maintained at its registered office in the Cayman Islands.

1.11

The written resolutions of the board of directors of each Guarantor dated 5 February 2021 (the “Guarantor Resolutions”) and the corporate records of each Guarantor maintained at their registered office in the Cayman Islands.

1.12	A certificate of good standing with respect to the Company and each Guarantor issued by the Registrar of Companies dated 6 April 2021 (the “Certificates of Good Standing”).

1.13	Certificates from a director of the Company and each Guarantor, copies of which are attached to this opinion letter (the “Director’s Certificates”).

1.14	the Registration Statement;

1.15	the Indenture; and

1.16	the form of Notes.

The documents listed in 1.15 to 1.16 above are collectively referred to as the “Transaction Documents”.

2     Assumptions

The following opinions are given only as to, and based on, circumstances and matters of fact existing and known to us on the date of this opinion letter. These opinions only relate to the laws of the Cayman Islands which are in force on the date of this opinion letter. In giving the following opinions, we have relied (without further verification) upon the completeness and accuracy, as at the date of this opinion letter, of the Director’s Certificates and the Certificates of Good Standing. We have also relied upon the following assumptions, which we have not independently verified:

2.1

The Transaction Documents have been or will be authorised and duly executed and unconditionally delivered by or on behalf of all relevant parties in accordance with all relevant laws (other than, with respect to the Company and the Guarantors, the laws of the Cayman Islands).

2.2

The Transaction Documents are, or will be, legal, valid, binding and enforceable against all relevant parties in accordance with their terms under the laws of the State of New York (the “Relevant Law”) and all other relevant laws (other than, with respect to the Company and the Guarantors, the laws of the Cayman Islands).

2.3

The choice of the Relevant Law as the governing law of the Transaction Documents has been made in good faith and would be regarded as a valid and binding selection which will be upheld by the courts of federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the City of New York (the “Relevant Jurisdiction”) and any other relevant jurisdiction (other than the Cayman Islands) as a matter of the Relevant Law and all other relevant laws (other than the laws of the Cayman Islands).

2.4	The Transaction Documents have been duly executed, dated and unconditionally delivered by all parties thereto.

2.5	Copies of documents, conformed copies or drafts of documents provided to us are true and complete copies of, or in the final forms of, the originals.

2.6	All signatures, initials and seals are genuine.

2.7

The capacity, power, authority and legal right of all parties under all relevant laws and regulations (other than, with respect to the Company and the Guarantors, as applicable, the laws and regulations of the Cayman Islands) to enter into, execute, unconditionally deliver and perform their respective obligations under the Transaction Documents.

2.8	The Notes will be issued and authenticated in accordance with the provisions of the Indenture.

2.9

There is no contractual or other prohibition or restriction (other than as arising under Cayman Islands law) binding on the Company or the Guarantors prohibiting or restricting them from entering into and performing their obligations under the Transaction Documents.

2.10	No invitation has been or will be made by or on behalf of the Company or the Guarantors to the public in the Cayman Islands to subscribe for any of the Notes.

2.11

No monies paid to or for the account of any party under the Transaction Documents or any property received or disposed of by any party to the Transaction Documents in each case in connection with the Transaction Documents or the consummation of the transactions contemplated thereby represent or will represent proceeds of criminal conduct or criminal property or terrorist property (as defined in the Proceeds of Crime Act (As Revised) and the Terrorism Act (As Revised), respectively).

2.12

There is nothing under any law (other than the laws of the Cayman Islands) which would or might affect the opinions set out below. Specifically, we have made no independent investigation of the Relevant Law.

3     Opinions

Based upon, and subject to, the foregoing assumptions and the qualifications set out below, and having regard to such legal considerations as we deem relevant, we are of the opinion that:

3.1	The Company has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing with the Registrar of Companies under the laws of the Cayman Islands.

3.2

Each Guarantor has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing with the Registrar of Companies under the laws of the Cayman Islands.

3.3	The Company has all requisite power and authority under the Company Memorandum and Articles to enter into, execute and perform its obligations under the Transaction Documents.

3.4

Each Guarantor has all requisite power and authority under the relevant Guarantor Memorandum and Articles to enter into, execute and perform their obligations under the Transaction Documents to which it is a party, including the Guarantee.

3.5

The Initial Notes have been duly authorised, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, and the PIK Notes, when duly executed and delivered on behalf of the Company and authenticated in the manner set forth in the Indenture, will have been duly authorised and will be duly executed and delivered and will constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms.

3.6

The execution, delivery and performance of the Indenture, including the Guarantee, have been authorised by and on behalf of the Company and the Guarantors and, assuming the Indenture has been executed and unconditionally delivered by any Authorised Person (as defined in the Company Resolutions and the Guarantor Resolutions, as applicable) of the Company and/or Guarantors, the Indenture, including the Guarantee, has been duly executed and delivered on behalf of the Company and the Guarantors and constitute the legal, valid and binding obligations of the Company and the Guarantors enforceable in accordance with its terms.

4     Qualifications

The opinions expressed above are subject to the following qualifications:

4.1

The term “enforceable” as used above means that the obligations assumed by the Company and the Guarantors under the Transaction Documents are of a type which the courts of the Cayman Islands will enforce. It does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular:

(a)

enforcement may be limited by bankruptcy, insolvency, liquidation, reorganisation, readjustment of debts or moratorium or other laws of general application relating to or affecting the rights of creditors;

(b)

enforcement may be limited by general principles of equity. For example, equitable remedies such as specific performance may not be available, inter alia, where damages are considered to be an adequate remedy;

(c)

where obligations are to be performed in a jurisdiction outside the Cayman Islands, they may not be enforceable in the Cayman Islands to the extent that performance would be illegal under the laws of that jurisdiction; and

(d)	some claims may become barred under relevant statutes of limitation or may be or become subject to defences of set off, counterclaim, estoppel and similar defences.

4.2

To maintain the Company and each Guarantor in good standing with the Registrar of Companies under the laws of the Cayman Islands, annual filing fees must be paid and returns made to the Registrar of Companies within the time frame prescribed by law.

This opinion letter is given as of the date shown. We hereby consent to the reference to our firm under the caption “Legal Matters” in the Registration Statement and to the use of this opinion letter as an exhibit to the Registration Statement. In giving such consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

We are aware that Baker Botts L.L.P. will rely as to matters of Cayman Islands law on this opinion in rendering its opinions to you to be filed with the Registration Statement and we authorise them to so rely.

Yours faithfully

/s/ Maples and Calder (Cayman) LLP

Maples and Calder (Cayman) LLP

Noble Finance Company

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Noble Finance Company (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Company Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Company Resolutions were duly passed in the manner prescribed in the Company Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Richard B. Barker.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director

Noble International Finance Company

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Noble International Finance Company (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The NIFC Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Guarantor Resolutions were duly passed in the manner prescribed in the NIFC Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Caroline Yu Gin Cho.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director

Noble Resources Limited

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Noble Resources Limited (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The NRL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Guarantor Resolutions were duly passed in the manner prescribed in the NRL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Caroline Yu Gin Cho.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director

Noble Services International Limited

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Noble Services International Limited (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The NSIL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Guarantor Resolutions were duly passed in the manner prescribed in the NSIL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Caroline Yu Gin Cho.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director

Noble Cayman SCS Holding Ltd

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Noble Cayman SCS Holding Ltd (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Noble Cayman SCS Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Guarantor Resolutions were duly passed in the manner prescribed in the Noble Cayman SCS Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Laura D. Campbell.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director

Noble Drilling (TVL) Ltd.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand	Cayman
KY1-1104
Cayman	Islands

Noble Drilling (TVL) Ltd. (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Noble Drilling TVL Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Guarantor Resolutions were duly passed in the manner prescribed in the Noble Drilling TVL Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Caroline Yu Gin Cho.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director

Noble SA Limited

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Noble SA Limited (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Noble SA Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Guarantor Resolutions were duly passed in the manner prescribed in the Noble SA Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Caroline Yu Gin Cho.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director

Noble Rig Holding I Limited

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Noble Rig Holding I Limited (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Noble Rig Holding 1 Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Guarantor Resolutions were duly passed in the manner prescribed in the Noble Rig Holding 1 Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Caroline Yu Gin Cho.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director

Noble Rig Holding 2 Limited

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

6 April 2021

To:	Maples and Calder (Cayman) LLP

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Noble Rig Holding 2 Limited (the “Company”)

I, the undersigned, being a director of the Company, am aware that you are being asked to provide an opinion letter (the “Opinion”) in relation to certain aspects of Cayman Islands law. Unless otherwise defined herein, capitalised terms used in this certificate have the respective meanings given to them in the Opinion. I hereby certify that:

1	The Noble Rig Holding 2 Memorandum and Articles remain in full force and effect and are unamended.

2	The Company has not entered into any mortgages or charges over its property or assets other than those entered in the register of mortgages and charges.

3

The Guarantor Resolutions were duly passed in the manner prescribed in the Noble Rig Holding 2 Memorandum and Articles (including, without limitation, with respect to the disclosure of interests (if any) by directors of the Company) and have not been amended, varied or revoked in any respect.

4

The shareholder of the Company (the “Shareholder”) has not restricted the powers of the directors of the Company in any way. There is no contractual or other prohibition (other than as arising under Cayman Islands law) binding on the Company prohibiting it from entering into and performing its obligations under the Indenture or the Notes.

5	The directors of the Company at the date of the Company Resolutions and at the date of this certificate were and are as follows: David M.J. Dujacquier, Brad A. Baldwin and Caroline Yu Gin Cho.

6

The minute book and corporate records of the Company as maintained at its registered office in the Cayman Islands and made available to you are complete and accurate in all material respects, and all minutes and resolutions filed therein represent a complete and accurate record of all meetings of the Shareholder and directors (or any committee thereof) of the Company (duly convened in accordance with the Company Memorandum and Articles) and all resolutions passed at the meetings or passed by written resolution or consent (duly passed in the manner prescribed in the Company Memorandum and Articles), as the case may be.

7

To the best of my knowledge and belief, having made due inquiry, the Company is not the subject of legal, arbitral, administrative or other proceedings in any jurisdiction. Nor have the directors or Shareholders taken any steps to have the Company struck off or placed in liquidation, nor have any steps been taken to wind up the Company. Nor has any receiver been appointed over any of the Company’s property or assets.

8	The Company is not a central bank, monetary authority or other sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

I confirm that you may continue to rely on this certificate as being true and correct on the day that you issue the Opinion unless I shall have previously notified you in writing personally to the contrary.

Signature:	/s/ Brad A. Baldwin
Name:	Brad A. Baldwin
Title:	Director